EXHIBIT 99.2

SunGard Business Areas

SOFTWARE & PROCESSING

Businesses:	Solutions used for:	Solutions used by:	Principal brands/services:	Leadership:
Investment Support Systems		Revenue: $1.84 billion—2004 / $1.61 billion—2003

Brokerage & Trading Revenue $537 million – 2004 (1) $523 million – 2003*	Integrated straight-through processing for trade analysis, capture, matching, routing, confirmation, clearance, settlement, accounting and reporting.	Broker/dealers, trading and sales desks in banks, proprietary trading firms and hedge funds.	BRASS; Broker Direct U2; FRONT ARENA; MicroHedge; UMA	70% of Nasdaq trade orders flow through SunGard systems.

		Bank and brokerage back-offices, and clearing firms in the U.S. and U.K. Futures back-offices worldwide.	GMI; InTrader; Octagon; Phase3; SunGard Stream	SunGard systems support listed derivatives transactions on 75 exchanges worldwide.

	Brokerage, execution and clearing services.	Broker/dealers, institutional investors and professional traders, mostly in North America.	HammerTrade; SunGard Transaction Network	2,000 asset managers, 1,000 issuers and 160 broker/dealers are connected to the SunGard Transaction Network. 5 million transactions/day are processed on SunGard systems.

Wealth Management Revenue $345 million – 2004 $286 million – 2003	Integrated wealth management, asset accounting, portfolio management, trust accounting, trust tax services, securities lending and custody back-office processing.	Private banks, trust banks, brokers, investment advisors, custodians and fiduciaries worldwide.	AddVantage; Advisor Technologies; Charlotte; Custody Services; Global One; Global Plus; Loanet; Martini; Trust Tax Services of America; Wealth Management Services; WorldLend	700 trust banks manage $2.5 trillion in assets on SunGard systems. $6 trillion in securities loans are processed on SunGard systems.

	Financial planning and asset allocation. Compliance monitoring.	Brokers, financial planners, investment advisors, and fiduciaries, mostly in North America.	BrokerWare; Frontier; PlanningStation; PowerPortal; PowerStation; Synapse; WealthStation; WebPlaid	50,000 investment advisors offer financial planning services using SunGard systems.

	Financial and energy market data and news distribution. Time series intelligence. Data management systems and services.	Financial and energy analysts, brokers, data managers, hedge funds and central banks worldwide.	FAME; PAWS; PowerData; referencePoint; TimeIQ; Tradeline	6 of the world’s 12 largest central banks and 8 of the world’s 10 largest commercial banks manage time-series data using SunGard systems.

Treasury & Risk Management Revenue $360 million – 2004 $345 million – 2003*	Market and credit risk management. Asset and liability management. Derivatives trading and back-office processing. Systems integration, project management and consulting services.	Trading departments dealing in derivatives and related instruments in banks, specialized finance companies and hedge funds worldwide.	Adaptiv; BancWare; Credient; Infinity; Monis; Opus; Panorama; Reech	400 OTC derivatives trading organizations use SunGard systems.
	Processing of energy transactions, energy trading and energy risk management.	Utilities, power generating companies, energy traders and marketers, and distribution companies.	EnForm; Entegrate; Kiodex; ZaiNet	200 energy industry participants manage 300 billion kilowatts of electricity and 80 bcf of gas per day on SunGard systems.

	Global corporate treasury functions including cash management and transaction initiation.	Treasury departments of corporations and banks worldwide.	AvantGard/APS 2; AvantGard/ETX; AvantGard/GTM; AvantGard/ICMS; AvantGard/Quantum; AvantGard/ResIQ	52 Fortune 100 corporations use SunGard systems.

	Payments exception management and reconciliation and messaging.	Correspondent and clearing banks. Asset managers and custodians.	intelliMATCH EP; intelliTRACS; MINT Knowledge Family; STeP; Stor/QM PLUS	21 of the world’s 25 largest financial services companies use SunGard systems for messaging or exception management.

Investment Management Revenue $212 million – 2004 $192 million – 2003	Institutional investment accounting, portfolio management and performance measurement.	Institutional asset managers, mutual funds, hedge funds, funds of funds, banks, prime brokers and third party administrators worldwide.	Decalog; V3; GP3; HedgePower; IMPower; INVEST ONE; InvesTier; InvesTran; XAMIN	Investment managers, banks, hedge funds, insurance companies, custodians and debt issuers account for more than $15 trillion in assets on SunGard systems.

	Integrated front-to-back office support for private banking.	International private banks mostly in Switzerland and Luxembourg.	APSYS III

Benefit, Insurance & Investor Accounting Revenue $385 million – 2004(2) $260 million – 2003	Participant accounting, recordkeeping, workflow management and document generation for 401(k) plan administration.	Retirement plan administrators including mutual funds and banks.	MACESS.exp; Octane8; OmniDBEN; OmniPay; OmniPlus; PowerImage; Relius	43 million retirement plan accounts are processed on SunGard systems.

	Investor accounting and recordkeeping for equities, bonds and mutual funds.	Corporate trustees, transfer agents, banks and mutual funds.	BondMaster; CertMaster; CSSII; Investar*ONE; SUNSTAR; Trustware Corporate Trust	3.5 million bondholders with over $10 trillion in assets are managed on SunGard systems.

	Sales support, benefit and policy administration, financial accounting, portfolio management, statutory accounting and reporting for all lines of insurance.	Insurance companies and agents, and financial services companies.	ABC; AIMS; Amarta; CDS; EAS; EFS; EPS; FrontTier; ProCede; ProGen; SunGard AIMS; SunGard COMPASS; SunGard Financials; SunGard VIP	1,500 insurance companies including 8 of the top 10 U.S. life insurance carriers use SunGard systems.

Higher Education & Public Sector Systems	Revenue: $525 million—2004 / $179 million—2003

Administrative, academic and integration solutions; business and curriculum planning solutions; portal, collaboration, content management solutions; information access solutions; and implementation and technology management services for higher education.	Universities and colleges worldwide.	Advance; Collegis; SCT Banner; SCT fsaATLAS; SCT Information Access; SCT Luminis; SCT Matrix; SCT PowerCAMPUS; SmartCall

1,600 universities and colleges rely on SunGard’s administrative, portal advancement, information access and academic solutions.

Data on more than 14 million alumni is entrusted to SunGard’s advancement and fundraising solutions.

Accounting, payroll, personnel, utility billing, land management, public safety and justice administration for governments. Accounting, payroll, personnel, fundraising, grant and project management, student administration and reporting for K-12 education.	Local, state and federal governments and special districts, K-12 schools, and nonprofit organizations such as associations, hospitals and charitable trusts.	Click2Gov; CommunityPLUS; eGovPLUS; FinancePLUS; IFAS; Naviline; StudentPLUS; UK Public Sector Services

800 cities and counties, 600 K-12 organizations and 600 public safety agencies use SunGard systems.

In February 2005, SunGard acquired Vivista Holdings Limited, which expanded its public safety, criminal justice and government solutions into the U.K.

*2003	reclassified for comparative purposes.
(1)	Includes Brut LLC until its divesture in September 2004.
(2)	2004 includes revenue from a business unit which moved to ISS from HE/PS.

AVAILABILITY SERVICES

SunGard Availability Services	Revenue: $1.19 billion—2004 / $1.17 billion—2003

A complete portfolio of information availability services from “always on” production services to “always ready” standby solutions.

These are supported with secure, redundant facilities, systems and networks—to maintain cost-effective, reliable and compliant IT environments.

Broad range of North American and European businesses and government agencies.

Information-dependent entities including financial services, business services, healthcare, retail and manufacturing companies.

Always-ready Services:

Standby IT infrastructure, communications network and alternate workspace for personnel

Always-on Services:

Hosting and managed-IT services, network access management, security and optimization, and e-mail archiving and retrieval

Professional Services:

Availability Services planning, IT systems architecture and infrastructure design, and information security services; Availability Planning Software

Pioneer and leading provider for 25 years of information availability services, with vendor-neutral support for over 30 current and legacy platforms keeping data available up to 99.99% of the time.

10,000 customers in North America and Europe.

More than 60 facilities spanning 3 million square feet of hardened secure infrastructure. 25,000 mile global network.

100% success rate supporting customer recoveries from unplanned interruptions.

Over 500 consulting projects completed in 2004, ranging from traditional business continuity strategy and planning to technology migration and information security assessments.

In January 2005, SunGard acquired Inflow, Inc., which enhanced its hosting and managed services capabilities, and added 14 datacenters throughout the U.S.